Exhibit 10.2

                            REVOLVING PROMISSORY NOTE


$1,000,000.00                                                  Phoenix, Arizona
                                                               November __, 2004


     FOR VALUE RECEIVED, the undersigned (hereinafter called "MAKER"), promises to pay to the order of COMERICA BANK, a Michigan corporation (the "PAYEE", Payee and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise, are herein successively called "HOLDER"), at Comerica Bank, Phelps Dodge Tower, One North Central Avenue, Suite 1000, 10th Floor, Phoenix, Arizona 85004-4469, or at such other place as Holder may from time to time designate in writing, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) or so much thereof as Holder may advance to or for the benefit of Maker plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

          A. Interest shall accrue on the unpaid principal of this Note at the Base Rate.

          B. All accrued interest for the preceding month shall be due and payable on each Interest Payment Date.

          C. The entire principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall be due and payable in full on the RLC Maturity Date.

     The "RLC MATURITY DATE" means November __, 2005.

     The principal balance of this Note represents a revolving credit all or any part of which may be advanced to Maker, repaid by Maker, and re-advanced to Maker from time to time, subject to the other terms hereof and the conditions, if any, contained in the Credit Agreement (as defined below), and provided that the principal balance outstanding at any one time shall not exceed the face amount hereof.

     Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Holder, in connection with this Note.

     This Note is issued pursuant to that certain Credit Agreement of even date herewith (the "CREDIT AGREEMENT") by and between Maker and Holder, and is secured by the Security Documents, as defined in the Credit Agreement, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Time is of the essence of this Note. There is no penalty for prepayment of this Note.

     Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. All such costs and expenses shall be secured by the Security Documents.

     Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

     Maker and all sureties, guarantors and/or endorsers hereof (or of any obligation hereunder) and accommodation parties hereon (severally each hereinafter called a "Surety") each: (a) agree that the liability under this Note of all parties hereto is joint and several; (b) severally waive any and all formalities in connection with this Note to the maximum extent allowed by law, including (but not limited to) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note; and (c) consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

     This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee, and any subsequent holders of this Note, and their successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Credit Agreement for the giving of notices.

     If any principal payment and/or payment of interest is not received by the Holder hereof within fifteen (15) days after such payment is due, then in addition to the remedies conferred upon the Holder hereof, whether under the Credit Documents or otherwise, a late charge of five percent (5%) of the amount of the installment due and unpaid will be added to the delinquent amount to compensate the Holder hereof for the expense of handling the delinquency for any payment past due, regardless of any notice and cure period.

     This Note shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona, except to the extent Holder has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of Arizona law shall not be deemed to deprive Holder of any such rights and remedies as may be available under Federal law. Subject to the provisions of Section 10.7 of the Credit Agreement, each party consents to the personal jurisdiction and venue of the state courts located in Maricopa County, State of Arizona in connection with any controversy related to this Note, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Note shall be venued in the Superior Court of Maricopa County, Arizona. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Note, the Credit Documents or the Security Documents.

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
     If any provision of this Note conflicts with any provision of the Credit Agreement, the provisions of the Credit Agreement shall control.

     This Note may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.


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
     IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                             GLOBAL ENTERTAINMENT CORPORATION, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             WESTERN PROFESSIONAL HOCKEY LEAGUE
                                             INC., a Texas corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             INTERNATIONAL COLISEUMS COMPANY,
                                             INC., a Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GLOBAL ENTERTAINMENT MARKETING
                                             SYSTEMS, a Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

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
                                             CRAGAR INDUSTRIES, INC., a Delaware
                                             corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GLOBAL ENTERTAINMENT TICKETING, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

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